Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 12 – Commitments and Contingencies

Guaranty provided for related party

The Company provided a guaranty on behalf of Forasen Group’s bank loan of RMB 20,000,000 (equivalent to $3,082,000) on April 15, 2014 and renewable bank acceptance notes of RMB35,100,000 (equivalent to $5,408,910) on April 8, 2014 by pledging the Company’s building with a net book value of approximately $7.6 million as the collateral for the loan and notes. The guaranty on the bank loan expired in June 2015 and the guaranty on the renewable bank acceptance notes will expire in April 2017. The Company is currently seeking to terminate the guaranty as Forasen Group no longer needs the guaranty to issue bank acceptance notes.